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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                           SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of Earliest Event Reported) October 15, 2001


                                   ACOLA CORP.
                         (formerly MegaChain.com, Ltd.)
              (Exact name of registrant as specified in its charter)

                                    Delaware
          (State or other jurisdiction of incorporation or organization)

              000-30264                                  11-3177042
     (Commission File Number)              (IRS Employer Identification Number)


                        8303 Southwest Freeway, Suite 950
                              Houston, Texas 77074
                    (Address of principal executive offices)

                                 (713) 270-9499
             (Registrant's telephone number, including area code)





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Item 1.  Changes in Control of Registrant

General

         On October 15, 2001, MegaChain.com, Ltd., a Delaware corporation ("MegaChain") and Acola Corp., a Delaware corporation ("Acola"), completed the transactions contemplated by the Agreement and Plan of Reorganization (the "Agreement") dated September 18, 2001 and attached hereto as Exhibit "A," pursuant to which MegaChain acquired 100% of the equity interests in Acola with Acola changing its name to MGCL Acquisition Corp. and continuing as a wholly-owned subsidiary of MegaChain. On the 12th day of October 2001 MegaChain changed its name to Acola Corp. ("Acola" or the "Registrant" or the "Company"). Acola has entered into an agreement to acquire the exclusive, 20 year Mexico distribution rights ("Rights") to Anvirzel(TM) and all of its related and derivative products ("Products"). Anvirzel(TM) is a unique, patented, botanical drug for the treatment of certain cancers, HIV/AIDS, and Hepatitis C (see Item 5 below). As a result of the acquisition, the former equity holders of Acola now own approximately 99.9% of the voting stock of MegaChain, which has changed its name to Acola Corp. The acquisition did not require the approval of stockholders of MegaChain and the name change was previously approved by the stockholders of MegaChain.

         As provided for in the Agreement, upon completion of the transaction, Robert B. Dillon was appointed as the new President, Chief Executive Officer and director and Samuel M. Skipper as the new Chairman of the Board, Secretary and director. The previous officers and directors thereby resigning.

         Because of the change in ownership of voting stock and the composition of the board after the acquisition, there was a change in control of MegaChain upon completion of the acquisition.

         Upon completion of the acquisition, all of the outstanding equity interests and commitments to issue equity interests of Acola were converted into:

                  o        15,000,000 shares of MegaChain common stock;

                  o 100 shares of Series A Convertible Preferred Stock of MegaChain, $.0001 par value, convertible into 2,000,000 shares of Acola common stock (or 20,000 shares of Class B common stock for each share of preferred stock)

                  o 150,000 shares of Series B Convertible Preferred Stock of MegaChain, $.0001 par value, convertible into 15,000,000 shares of Acola common stock (or 100 shares of common stock for each share of preferred stock).

         The MegaChain Series B preferred stock gives the holder thereof the right to vote together with the MegaChain common stock. Each of the 100 shares of MegaChain Series A preferred stock issued in the acquisition entitles the holder thereof to 2,000,000 votes on all matters, except as otherwise required by law, with the MegaChain common stock.

         The MegaChain Series B preferred stock was issued in the acquisition because the Certificate of Incorporation of MegaChain currently authorizes MegaChain to issue 30,000,000 shares of common stock and 5,000,000 shares of preferred stock, the latter with such powers and preferences as the board of directors of MegaChain shall determine. As of June 30, 2001, MegaChain had 348,800 shares of common stock issued and 305,050 shares of common stock outstanding. Therefore, the MegaChain Series B preferred stock, convertible into 15,000,000 shares of common stock, was issued because of the lack of a sufficient number of shares of MegaChain common stock authorized and available for issuance in the acquisition.

         The MegaChain Series A preferred stock was issued in the acquisition because the Certificate of Incorporation of MegaChain does not currently authorize MegaChain to issue Class B super voting common stock. Therefore, the MegaChain Series A preferred stock, convertible into 2,000,000 shares of Class B common stock, was issued as a substitute until the Certificate of Amendment of MegaChain can be amended to authorize the issuance of Class B common stock that will entitle the holder of each share to 100 votes on all matters, except as otherwise required by law, with the common stock.

Acola

         Acola was established on July 10, 2001. Pursuant to the Exclusive Distribution Agreement dated October 18, 2001 between the Company and Ozelle Pharmaceuticals, Inc. Acola has contracted for the exclusive, 20 year Mexico distribution rights ("Rights") to Anvirzel(TM) and all of its related and derivative products ("Products"). Anvirzel(TM) is a unique, patented, botanical drug for the treatment of certain cancers, HIV/AIDS, Hepatitis C and certain other viral and autoimmune/inflammatory diseases. With the assistance of Sr. Alfonso Romo Garza, CEO of Pulsar Internacional, S.A. de C.V., Acola has contracted with Corporacion Empresarial de Inversiones, S.A. de C.V. (CEI) its strategic Mexico partner, which will be directly responsible for securing Acola a Mexican governmental contract. CEI will also assist Acola in structuring or securing an appropriate system for the wide scale marketing and distribution of the Products in Mexico for the benefit of Mexican and other patients through hospitals, clinics and selected oncologists and other physicians throughout Mexico. In coordination with CEI, Acola also intends to design and implement a comprehensive, Internet intensive marketing campaign to facilitate access to Anvirzel(TM) in Mexico for the millions of prospective patients throughout the world suffering from the various types of cancer, HIV/AIDS, Hepatitis C, and other serious illnesses which respond to Anvirzel(TM).

MegaChain.com, Ltd.

         MegaChain can provide any company with an Internet presence, a powerful, cost effective means of advertising and selling its product or service through the use of an innovative software suite combining multi-level marketing techniques and the use of personalized E-mail messages offering valuable product incentives.

         E-mail received from a friend, relative or business acquaintance has a greater likelihood of being read than does unsolicited E-mail. MegaChain's clients have the unique advantage of having their advertisements sent by agents to a group of individuals with whom the agent has a personal relationship and whom the agent believes may have an interest in the content of the advertisement. The advertiser only pays for certified referrals (an individual registering on the advertiser's web page as a result of the MegaChain system).

         Individuals who register as agents with MegaChain can earn commissions by forwarding promotional e-mails to their friends and acquaintances. Each recipient of the E-mail may also register as an agent with MegaChain and earn commissions through the same process. Furthermore, companies with pre-existing databases, such as list brokers and Internet Service Providers, can themselves become Agents, and secure an additional revenue stream.

         It is intended that an amendment of the Certificate of Incorporation of MegaChain will be proposed to MegaChain stockholders for amendment to increase the number of shares of common stock that MegaChain is authorized to issue and authorize the issuance of Class B common stock. If the Certificate of Incorporation is so amended, all outstanding shares of the MegaChain preferred stock issued in the acquisition will be automatically converted into MegaChain common stock by their terms. The former holders of equity interests in Acola as majority stockholders of MegaChain and the newly elected board of directors of MegaChain have the power to cause such an amendment to be adopted and approved which will occur at a special meeting of MegaChain stockholders.

         The acquisition will be accounted for as a reverse acquisition of MegaChain by Acola under the purchase method. As a result, the historical financial statements of Acola prior to the acquisition will become the financial statements of the registrant, and the results of operations of MegaChain will be combined with Acola effective with the acquisition.

Item 2.  Acquisition or Disposition of Assets

         See discussion under Item 1 above. For more information concerning the acquisition, please see (i) the Agreement which has been filed as an exhibit, and (ii) the information set forth in the Information Statement, dated October 26, 2001 and filed with the Securities and Exchange Commission on October 26, 2001, pursuant to Section 14(f) of the Securities Exchange Act of 1934 and SEC Rule 14f-1.


Item 4.  Changes in Registrant's Certifying Accountant

         1.                i.       Registrant's  primary  accountant,  Cogen
                  Sklar, LLP, was dismissed by the Company on October 22, 2001.

                           ii. No reports on the financial statements prepared
                  by Cogen Sklar, LLP over the past two years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principals.

                           iii. The decision to change accountants was approved by the Board on October 22, 2001.

                           iv. During the registrant's two most recent fiscal
                  years, there were no disagreements with Cogen Sklar, LLP on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         2.                i.       The registrant  retained the services of
                  the accounting firm of Harper and Pearson Company on October 22, 2001 as their principal accountant.

                           ii. The registrant did not contact the new accountant
                  prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

                           iii. The registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

         3. The registrant has provided a copy of this report, on or prior to the date of filing this report with the Commission, to Cogen Sklar, LLP and requested that he furnish the registrant with a letter addressed to the Commission stating his approval of or disagreement with the disclosures made herein. Such letter will be filed with the Commission upon receipt by the registrant, but not later than ten days following the filing of this report.

ITEM 5.  OTHER EVENTS

         As of the 18th day of October, 2001 the Company entered into an Exclusive Distribution Agreement with Ozelle Pharmaceuticals, Inc., a Nevada corporation ("Ozelle") whose address is 11825 IH 10 West, Suite 213, San Antonio, Texas 78230. Ozelle has developed and manufactures Anvirzel(TM) and other pharmaceutical products for the treatment of cancer and other diseases.

         For the sum of US$2,006,000, Ozelle granted to the Company (i) the exclusive distribution rights to Anvirzel(TM) in the Republic of Mexico, and
(ii) 236,000 shares of common stock of Ozelle.

         A copy of the Exclusive Distribution Agreement is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

                  4        --       Agreement and Plan of Reorganization
                                    (without exhibits and schedules).*

                  16       --       Letter re change in certifying accountant.

                  99.1     --       Exclusive Distribution Agreement*

                  99.2     --       Press Release*
--------------------------
* Previously filed.


                           Forward-Looking Statements

         The information in this Form 8-K includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Acola includes this statement for the express purpose of availing itself of the protections of these safe harbor provisions with respect to all of the forward-looking statements Acola makes. The forward-looking statements in this Form 8-K reflect Acola's current views with respect to possible future events and financial performance. They are subject to certain risks and uncertainties, including without limitation the absence of significant revenues, financial resources, significant competition and those other risks and uncertainties discussed herein that could cause Acola's actual results to differ materially from its historical results or those that Acola hopes to achieve. In this Form 8-K, the words, "anticipates," "plans," "believes," "expects," "intends," "future" and similar expressions identify certain forward-looking statements. Please do not place undue reliance on the forward-looking statements contained in this Form 8-K. Acola undertakes no obligation to announce publicly revisions Acola may make to these forward-looking statements to reflect the effect of events or circumstances that may arise after the date of this Form 8-K. All written and oral forward-looking statements made subsequent to the date of this Form 8-K and attributable to Acola or persons acting on its behalf are expressly qualified in their entirety by this section.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Acola Corp.



                                          By:/s/Robert B. Dillon
                                             ----------------------------------
                                                Robert B. Dillon, President and
                                                Chief Executive Officer


Date:  October 30, 2001



                                   EXHIBIT 16
                    Letter re change in certifying accountant
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Securities and Exchange Commission 450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

        We have read Item 4 of Form 8-K of Acola Corp. (formerly MegaChain.com, Ltd.) dated October 15, 2001. We agree with the comments in paragraphs 1.i, ii, and iv. Since we have no knowledge of the information in paragraphs 1.iii and 2, we cannot either agree or disagree with those comments. As to paragraph 3, we were provided a copy of the report on October 26, 2001 and furnished our response to the registrant on October 29, 2001.

/s/Cogen Sklar LLP
Bala Cynwyd, Pennsylvania
October 29, 2001